EXHIBIT 23.2



               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



We hereby consent to the incorporation by reference in this Registration Statement on Amendment No.1 to Form S-2 of Imaging Diagnostic Systems, Inc. of our report dated August 14, 2001, which appears on Page F-1 of Form 10-KSB for the year ended June 30, 2001, and to the reference to our firm under the caption "Experts" in the Prospectus.


                                           /s/ Margolies, Fink  and Wichrowski
                                           ------------------------------------
                                           MARGOLIES, FINK and WICHROWSKI
Pompano Beach, Florida
October 19, 2001